                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                               ---------------


                               FORM 8-K/A NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




                                JUNE 29, 1996
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                           PRECISION SYSTEMS, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                      0-20068                   41-1425909
  (STATE OR OTHER JURIS.             (COMMISSION                (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)


         11800 30TH COURT NORTH
         ST. PETERSBURG, FLORIDA                                   33716
          (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
           EXECUTIVE OFFICES)



                                 (813) 572-9300
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (b)  Pro Forma Financial Information

     On June 29, 1996, Precision Systems, Inc. ("PSI") filed audited consolidated financial statements of Vicorp N.V. and its subsidiaries ("Vicorp") and pro forma financial statements of PSI and Vicorp giving effect to the purchase by PSI of substantially all of the capital stock of Vicorp.
The Board of Directors of PSI has determined to re-evaluate its strategic plans for the integration of Vicorp's technology with the existing technology of PSI in conjunction with a continuing review of PSI's long-term development plans. As a result, PSI has determined to restate the pro forma financial statements to eliminate a one-time write-off of $19,500,000 relating to purchased in-process technology pending completion of such re-evaluation. Upon conclusion of such re-evaluation, PSI will determine the extent to which in-process technology purchased in the Vicorp acquisition fits within PSI's strategic business and technology plans. Thereafter, an appropriate level of write-offs, if any, will be recorded on PSI's financial statements as permitted by generally accepted accounting principles. PSI expects that such determination will be made by February 28, 1997. Set forth below are revised pro forma financial statements which have been amended to reflect the reversal of such write-off.

                  PRECISION SYSTEMS, INC. AND THE VICORP GROUP


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined statements of operations and the unaudited pro forma combined balance sheet (together the "pro forma financial information") are based on the historical financial statements of Precision Systems, Inc. (the "Company") and The Vicorp Group adjusted to give effect to the acquisition of The Vicorp Group. The unaudited pro forma combined statements of operations assume that the Vicorp Group acquisition occurred as of September 1, 1994, and the unaudited pro forma balance sheet data assumes that the Vicorp Group acquisition occurred on February 29, 1996.

The pro forma financial information reflects the purchase method of accounting for The Vicorp Group acquisition using estimated purchase accounting adjustments, and is subject to post-closing adjustments and to further revision once studies of the fair value of The Vicorp Group's net assets are completed. The pro forma data does not give effect to any cost savings that may be realized as a result of the integration of the Company's and The Vicorp Group's businesses or to any changes in revenues of The Vicorp Group, resulting from such integration.

The pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto included in its 1995 Annual Report on Form 10-K and the Vicorp Group's historical financial statements and notes thereto included herein. The pro forma financial data is provided for comparative purposes only. The pro forma financial data does not purport to be indicative of the results of the Company in the future or what the financial position and results of operations would have been had the acquisition occurred at the dates indicated above.

                  PRECISION SYSTEMS, INC. AND THE VICORP GROUP

                    NOTES TO PRO FORMA FINANCIAL INFORMATION

(1) To record the purchase accounting for the acquisition of The Vicorp Group. The Company acquired The Vicorp Group, in April 1996 in exchange for 3,135,467 shares of the Company's common stock with a discounted market value of approximately $29,520,000, options to acquire 114,122 shares of the Company's common stock for $.01 per share and incurred direct acquisition costs of approximately $1,445,000, which collectively is a purchase price of approximately $32,434,000. The common stock and options issued were valued based on the discounted closing price (NASDAQ stock market) of the Company's common stock on the day of the acquisition. The purchase price was allocated to the assets acquired (approximately $24,312,000) and the liabilities assumed (approximately $23,308,000) based upon the fair values at the date of the acquisition. Intangible assets of approximately $31,431,000 were recorded as a result of the acquisition.

(2) To record the amortization of intangible assets, resulting from Note (1) herein, for the period presented. Intangible assets are being amortized over a 7 year period.

(3) To record the accrued compensation associated with the stock options issued during the acquisition of The Vicorp Group.

(4) To record an adjustment to reduce interest income on the approximately $1,455,000 of direct costs incurred by the Company to purchase The Vicorp Group.

PRECISION SYSTEMS, INC. AND THE VICORP GROUP

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
(000s, EXCEPT FOR PER SHARE AMOUNTS)
FOR THE SIX MONTHS ENDED FEBRUARY 29, 1996 AND MARCH 31, 1996, RESPECTIVELY

                                                               HISTORICAL
                                            HISTORICAL         THE VICORP
                                         THE COMPANY-SIX       GROUP-SIX
                                           MONTHS ENDED       MONTHS ENDED     PRO FORMA     COMBINED
                                        FEBRUARY 29, 1996    MARCH 31, 1996   ADJUSTMENTS    PRO FORMA
                                        -----------------    --------------   -----------    ---------
REVENUES                                      $10,157         $22,924          $               $33,081
                                              -------         -------          -------         -------
COST AND EXPENSES:
  Cost of revenues                              3,377           8,384                           11,761
  Selling, general and administrative           6,733          10,569            2,245          19,547
  Research and development                      1,929           3,439                            5,368
                                              -------         -------          -------         -------
                                               12,039          22,392            2,245          36,676
                                              -------         -------          -------         -------
OPERATING INCOME (LOSS)                        (1,882)            532           (2,245)         (3,595)
                                              -------         -------          -------         -------
GAIN ON MARKETABLE EQUITY SECURITIES            1,262              --               --           1,262
INTEREST INCOME (EXPENSE)                         156             (88)             (36)(4)          32
                                              -------         -------          -------         -------
INCOME (LOSS) BEFORE INCOME TAXES                (464)            444           (2,281)         (2,301)
INCOME TAXES                                       --            (277)              --            (277)
                                              -------         -------          -------         -------
INCOME (LOSS) FROM CONTINUING OPERATIONS      $  (464)        $   167          $(2,281)        $(2,578)
                                              =======         =======          =======         =======

INCOME (LOSS) FROM CONTINUING
  OPERATIONS PER COMMON SHARE                 $  (.04)        $  1.59                          $  (.16)
                                              =======         =======                          =======

WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING                                  13,069             105            3,135          16,204
                                              =======         =======          =======         =======

The accompanying notes are an integral part of these pro forma financial statements.

PRECISION SYSTEMS, INC. AND THE VICORP GROUP

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
(000s, EXCEPT PER SHARE AMOUNTS)
FOR THE TWELVE MONTHS ENDED AUGUST 31, 1995 AND SEPTEMBER 30, 1995, RESPECTIVELY
- --------------------------------------------------------------------------------

                                      HISTORICAL             THE VICORP
                                  THE COMPANY-TWELVE        GROUP-TWELVE
                                     MONTHS ENDED           MONTHS ENDED         PRO FORMA      COMBINED
                                   AUGUST 31, 1995       SEPTEMBER 30, 1995     ADJUSTMENTS     PRO FORMA

REVENUES ........................      $21,522                $34,408            $               $55,930
                                       -------                -------            -------         -------

COST AND EXPENSES:
  Cost of revenues ..............        7,825                 12,292                             20,117
  Selling, general and
    administrative ..............       13,042                 18,609              4,490(2)       36,141
  Research and development ......        3,172                  5,161                              8,333
                                       -------                -------            -------         -------
                                        24,039                 36,062             (4,490)         64,591
                                       -------                -------            -------         -------
OPERATING LOSS ..................       (2,517)                (1,654)            (4,490)         (8,661)
                                       -------                -------            -------         -------
INTEREST INCOME (EXPENSE) .......            1                     (3)               (72)(4)         (74)
                                       -------                -------            -------         -------
LOSS BEFORE INCOME TAXES ........       (2,516)                (1,657)            (4,562)         (8,735)

INCOME TAXES ....................           --                   (238)                              (238)
                                       -------                -------            -------         -------
LOSS FROM CONTINUING OPERATIONS .      $(2,516)               $(1,895)           $(4,562)        $(8,973)
                                       =======                =======            =======         =======
LOSS FROM CONTINUING OPERATIONS
  PER COMMON SHARE ..............      $  (.23)               $(19.34)                           $  (.64)
                                       =======                =======                            =======
WEIGHTED AVERAGE NUMBER OF
  SHARES OUTSTANDING ............       10,966                     98              3,135          14,101
                                       =======                =======            =======         =======

The accompanying notes are an integral part of these pro forma financial statements.

PRECISION SYSTEMS, INC. AND THE VICORP GROUP

PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
(000s)
AS OF FEBRUARY 29, 1996 AND MARCH 31, 1996, RESPECTIVELY
- -------------------------------------------------------------------------------

                                                                       HISTORICAL
                                                HISTORICAL             THE VICORP
                                             THE COMPANY AS OF         GROUP AS OF            PRO FORMA           COMBINED
                                             FEBRUARY 29, 1996        MARCH 31, 1996         ADJUSTMENTS          PRO FORMA
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $ 13,207                $  7,314             $                    $ 20,521
  Accounts and contracts receivable, net            7,275                  10,766                                    18,041
  Supplies and other current assets                 2,072                     846                                     2,918
                                                 --------                --------             --------             --------

        Total current assets                       22,554                  18,926                                    41,480
                                                 --------                --------             --------             --------

PROPERTY, PLANT AND EQUIPMENT, NET                  6,148                   2,419                                     8,567
                                                 --------                --------                                  --------

INTANGIBLE ASSETS                                   6,254                   2,967               31,431(2)            40,652
                                                 --------                --------             --------             --------

TOTAL                                            $ 34,956                $ 24,312             $ 31,431             $ 90,699
                                                 ========                ========             ========             ========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                               $    980                $  9,547             $  1,444(1)          $ 11,971
  Accrued expenses                                  1,003                   6,514                1,469(3)             8,986
  Deferred revenue                                  1,252                   5,240                  -                  6,492
                                                 --------                --------             --------             --------

        Total current liabilities                   3,235                  21,301                2,913               27,449
                                                 --------                --------             --------             --------

Long-term liabilities                                 -                     2,007                                     2,007

STOCKHOLDERS' EQUITY
  Preferred stock                                     -                       -                    -                    -
  Common stock                                        115                   7,385               (7,354)(1)              146
  Class B - convertible common stock                   24                                                                24
  Additional paid-in capital                       76,775                   6,209               23,282 (1)          106,266
  Retained (deficit) earnings                     (45,538)                (12,590)              12,590 (1)          (45,538)
  Treasury stock - at cost                           (422)                                                             (422)
  Accumulated preferred stock dividend                767                                                               767
                                                 --------                --------             --------             --------

                                                   31,721                   1,004               28,518               61,243
                                                 --------                --------             --------             --------

TOTAL                                            $ 34,956                $ 24,312             $ 31,431            $  90,699
                                                 ========                ========             ========            =========

The accompanying notes are an integral part of these pro forma financial statements.

                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRECISION SYSTEMS, INC.



Date: July 16, 1996            By: /s/ John B. Hindman
                                   --------------------------
                                   John R. Hindman
                                   Chief Financial Officer